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                                  EXHIBIT 10.8

                              ADDENDUM TO AGREEMENT
                              ---------------------


         Horizon Bank, N.A. ("Bank") and ____________ (the "Employee") being parties to that certain Agreement dated October 7, 1999 (the "Agreement") with respect the Employee's rights and responsibilities upon a "Change in Control" (as defined in the Agreement) of the Bank or its parent corporation, Horizon Bancorp ("Holding Company"), hereby agree to enter into this Addendum as follows:

         1. COMPENSATION UPON CHANGE IN CONTROL. Notwithstanding any provision in the Agreement to the contrary, at the time of a Change in Control, the Employee shall have the option to resign from his position and receive a severance payment equal to two (2) times the Employee's Base Salary in effect at the time of the resignation. In the event that the Employee does not resign, the Employee shall receive a severance payment upon voluntary or involuntary termination, with or without cause. The Employee shall receive a severance payment equal to two (2) times the Employee's Base Salary in effect at the time the termination occurs.

         2. AMENDMENT. In the event of any conflict between the terms of this Addendum and this Agreement, the terms of this Addendum shall control and the Agreement shall be deemed to be amended to the extent necessary to effectuate the purposes of the Addendum. In all other respects, the Agreement shall be and remain in full force and effect pursuant to the terms thereof.

         3. DEFINITIONS. All defined terms used but not otherwise defined herein shall have the meanings ascribed to herein the Agreement.

         In witness whereof, the Bank and the Employee have executed this Addendum as of this 27th day of June, 2000.

                                       BANK:  HORIZON BANK, N.A.

                                       By:      _________________

                                       Printed:
                                       Title:            Chairman

                                       EMPLOYEE:

                                       -------------------------
                                       Printed:
                                       Address:






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                      SCHEDULE IDENTIFYING MATERIAL DETAILS
                            OF INDIVIDUAL AGREEMENTS

Each of the following individuals entered into an Addendum of Agreement with the terms specified above: Craig M. Dwight; James F. Foglesong; and Thomas H. Edwards